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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2001
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                                 PAWNMART, INC.
             (Exact name of Registrant as specified in its charter)





       DELAWARE                    333-70635                    75-2520896
(State of incorporation)    (Commission file number)         (I.R.S. employer
                                                          identification number)


     6300 RIDGLEA PLACE, SUITE 724
          FORT WORTH, TEXAS                                       76116
(Address of principal executive offices)                        (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 569-9305



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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Roger Williams has resigned from the Board of Directors and his resignation letter is attached hereto as an exhibit to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         See Exhibit Index.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAWNMART, INC.



Dated: April 2, 2001                        By:  /s/ Carson Thompson
                                               ---------------------------------
                                                 Name:  Carson Thompson
                                                 Title: Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.                Description
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
17.1                       Resignation of Roger Williams



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